Exhibit 10.2

Amendment Number 1 to Master Loan and Security Agreement No. 21379-70000

This Amendment Number 1 made this 20th day of June, 2012, to Master Loan and Security Agreement No. 21379-70000 dated June 25, 2010, (together with all addenda, amendments, schedules, and riders thereto, the “Agreement”), between Banc of America Leasing & Capital, LLC (“Lender”) and James Construction Group L.L.C. (“Co-Borrower”) and Stellaris LLC (“Co-Borrower”) (each a Co-Borrower herein, together referred to as “Borrower”).

W I T N E S S E T H:

WHEREAS, Lender and Borrower are parties to the Agreement; and

WHEREAS, Lender and Borrower desire to amend certain provisions of the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for the other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.     Section 13 is hereby deleted in its entirety and replaced with the following:

“13. Financial and Other Data. (a) During any Equipment Note Term, Borrower shall (i) maintain books and records in accordance with generally accepted accounting principles consistently applied (“GAAP”) and prudent business practice; (ii) promptly provide Lender, within 120 days after the close of each fiscal year, and, upon Lender’s request, within 45 days of the end of each quarter of Borrower’s, ARB, Inc.’s (“ARB”), any Guarantor’s and any of their Affiliates’ fiscal year, a copy of financial statements for Borrower, ARB, each Guarantor and each of their Affiliates requested by Lender, in each case prepared in accordance with GAAP and (in the case of annual statements) audited by independent certified public accountants and (in the case of quarterly statements) company prepared and certified by the chief financial officer of Borrower, ARB, Guarantor or any of their Affiliates, as applicable; provided, however, that for so long as Borrower, ARB, any such Guarantor, or any of their Affiliates is legally and timely filing annual and quarterly financial reports on Forms 10-K and 10-Q with the Securities and Exchange Commission which are readily available to the public, the filing of such reports shall satisfy the foregoing financial statement reporting requirements for such entity; and (iii) furnish Lender all other financial information and reports and such other information as Lender may reasonably request concerning Borrower, ARB, any Guarantor, any of their Affiliates and their respective affairs, or the Equipment or its condition, location, use or operation.

(b) Borrower represents and warrants that all information and financial statements at any time furnished by or on behalf of Borrower, ARB, any Guarantor, or any of their Affiliates are accurate and reasonably reflect as of their respective dates, results of operations and the financial condition of Borrower, ARB, such Guarantor, any of their Affiliates or other entity they purport to cover. Credit and other information regarding Borrower, ARB any Guarantor or their Affiliates, any Equipment Note or Equipment may be disclosed by Lender to its Affiliates, agents and potential Assignees, notwithstanding anything contained in any agreement that may purport to limit or prohibit such disclosure.”

2.     Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed. Capitalized terms not otherwise defined herein shall have the meanings ascribed them in the Agreement.

IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

Banc of America Leasing & Capital, LLC (Lender)		James Construction Group, L.L.C. (Co-Borrower)

By:	/s/ Freda Akuffo	By:	/s/ John Perisich

Printed Name:	Freda Akuffo	Printed Name:	John Perisich

Title:	Assistant Vice President	Title:	Manager

Stellaris LLC (Co-Borrower)
By: Primoris Services Corporation (fka Primoris Corporation), its Member

		By:	/s/ Alfons Theeuwes

		Printed Name:	Alfons Theeuwes

		Title:	Senior Vice President